Registration Statement No. 333 -146540
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM F-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     --------------------------------------

                                  DRYSHIPS INC.
             (Exact name of registrant as specified in its charter)

Republic of the Marshall Islands                               N/A
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

          DryShips Inc.                              Seward & Kissel LLP
     80 Kiffissias Avenue                         Attention: Gary J. Wolfe, Esq.
        Amaroussion 15125                            One Battery Park Plaza
         Athens, Greece                             New York, New York 10004
       (30) 210 80 90 570                                 (212) 574-1200
(Address and telephone number of                    (Name, address and telephone
Registrant's principal executive                    number of agent for service)
             offices)

                     --------------------------------------

                                   Copies to:
                               Gary J. Wolfe, Esq.
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004
                                 (212) 574-1200

                     --------------------------------------

     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.

     If only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [x]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                  Amount to be
 Title of Each Class of        Registered/Proposed
    Securities to be            Maximum Aggregate          Amount of
       Registered                Offering Price         Registration Fee
--------------------------------------------------------------------------------
   Common Shares, par
 value $ 0.01 per share
--------------------------------------------------------------------------------
 Preferred Shares, par
 value $ 0.01 per share
--------------------------------------------------------------------------------
  Debt Securities
--------------------------------------------------------------------------------
     Guarantees
--------------------------------------------------------------------------------
      Warrants
--------------------------------------------------------------------------------
  Purchase Contracts
--------------------------------------------------------------------------------
       Units
--------------------------------------------------------------------------------
         Total                    Indeterminate             $ 0 (1)
--------------------------------------------------------------------------------

(1) An indeterminate aggregate initial offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Also includes such indeterminate amount of debt securities and number of preferred shares and common shares as may be issued upon conversion or exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities. In connection with the securities offered hereby, the Registrant is deferring payment of all of the registration fees and will "pay-as-you-go" registration fees in accordance with Rule 456(b) and Rule 457(r).

--------------------------------------------------------------------------------
The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
--------------------------------------------------------------------------------

                         TABLE OF ADDITIONAL REGISTRANTS

                                                                         Primary
                                                                         Standard
Exact Name of Registrant             Country of         IRS Employer     Industrial
as Specified in its Charter          Incorporation      I.D. No. N/A     Classification
                                                                         Code No.
Hydrogen Shipping Company Limited               Malta     N/A              4412
Oxygen Shipping Company Limited                 Malta     N/A              4412
Annapolis Shipping Company Limited              Malta     N/A              4412
He1ium Shipping Company Limited                 Malta     N/A              4412
Blueberry Shipping Company Limited              Malta     N/A              4412
Silicon Shipping Company Limited                Malta     N/A              4412
Lancat Shipping Company Limited                 Malta     N/A              4412
Tolan Shipping Company Limited                  Malta     N/A              4412
Malvina Shipping Company Limited                Malta     N/A              4412
Arleta Navigation Company Limited               Malta     N/A              4412
Selma Shipping Company Limited                  Malta     N/A              4412
Royerton Shipping Company Limited               Malta     N/A              4412
Samsara Shipping Company Limited                Malta     N/A              4412
Lansat Shipping Company Limited                 Malta     N/A              4412
Farat Shipping Company Limited                  Malta     N/A              4412
Madras Shipping Company Limited                 Malta     N/A              4412
Iguana Shipping Company Limited                 Malta     N/A              4412
Borsari Shipping Company Limited                Malta     N/A              4412
Onil Shipping Company Limited                   Malta     N/A              4412
Zatac Shipping Company Limited                  Malta     N/A              4412
Fabiana Navigation Company Limited              Malta     N/A              4412
Fago Shipping Company Limited                   Malta     N/A              4412
Felicia Navigation Company Limited              Malta     N/A              4412
Karmen Shipping Company Limited                 Malta     N/A              4412
Thelma Shipping Company Limited                 Malta     N/A              4412
Celine Shipping Company Limited                 Malta     N/A              4412
Seaventure Shipping Limited          Marshall Islands     N/A              4412
Tempo Marine Company Limited         Marshall Islands     N/A              4412
Star Record Owning Company Limited   Marshall Islands     N/A              4412
Human Owning Company Limited         Marshall Islands     N/A              4412
Classical Owning Company Limited     Marshall Islands     N/A              4412
Maternal Owning Company Limited      Marshall Islands     N/A              4412
Paternal Owning Company Limited      Marshall Islands     N/A              4412
Argo Owning Company Limited          Marshall Islands     N/A              4412
Rea Owning Company Limited           Marshall Islands     N/A              4412
Gaia Owning Company Limited          Marshall Islands     N/A              4412
Kronos Owning Company Limited        Marshall Islands     N/A              4412
Trojan Maritime Company Limited      Marshall Islands     N/A              4412
Atlas Owning Company Limited         Marshall Islands     N/A              4412
Dione Owning Company Limited         Marshall Islands     N/A              4412
Phoebe Owning Company Limited        Marshall Islands     N/A              4412
Uranus Owning Company Limited        Marshall Islands     N/A              4412
Roscoe Marine Limited.               Marshall Islands     N/A              4412
Monteagle Shipping S.A.              Marshall Islands     N/A              4412
Platan Shipping Company Limited                 Malta     N/A              4412
Selene Owning Company Limited        Marshall Islands     N/A              4412
Tethys Owning Company Limited        Marshall Islands     N/A              4412
Ioli Owning Company Limited          Marshall Islands     N/A              4412
Wealth Management Inc.               Marshall Islands     N/A              4412

                                EXPLANATORY NOTE

DryShips Inc. is filing this amendment to the Registration Statement on Form F-3 ASR (Registration No. 333-146540) filed on October 5, 2007 (the "Registration Statement"), solely for the purpose of enabling the registrants listed above to file as additional registrants under the Registration Statement. No other changes have been made to the Registration Statement or the prospectus contained therein.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

================================================================================

Item 8. Indemnification of Directors and Officers.

(1) The By-Laws of the Registrant provide that any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another partnership, joint venture, trust or other enterprise shall be entitled to be indemnified by the Registrant upon the same terms, under the same conditions, and to the same extent as authorized by Section 60 of the Business Corporation Act of the Republic of The Marshall Islands, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

     Section 60 of the Associations Law of the Republic of the Marshall Islands provides as follows:

     Indemnification of directors and officers.

(1) Actions not by or in right of the corporation. A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the bests interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

(2) Actions by or in right of the corporation. A corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claims, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(3) When director or officer successful. To the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
         (1) or (2) of this section, or in the defense of a claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(4) Payment of expenses in advance. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section.

(5) Indemnification pursuant to other rights. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(6) Continuation of indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(7) Insurance. A corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

Item 9. Exhibits

Exhibit
Number         Description
--------------------------------------------------------------------------------

   1.1      Form of Sales Agreement*

   1.2      Underwriting Agreement (for equity securities)**

   1.3      Underwriting Agreement (for debt securities)**

   4.1      Form of Common Stock Certificate***

   4.2      Preferred Share Certificate**

   4.3      Form of Debt Securities Indenture****

   5.1 Form of Opinion of Seward & Kissel LLP, United States and Marshall Islands counsel to the Company as to the validity of the common stock, preferred stock, debt securities, warrants, purchase contracts and units****

   8.1 Form of Opinion of Seward & Kissel LLP, with respect to certain tax matters****

  23.1      Consent of Seward & Kissel LLP (included in Exhibit 5.1)****

  23.2      Consent of Independent Registered Public Accounting Firm****

    24      Power of Attorney (contained in signature page)

  25.1      T-1 Statement of Eligibility (senior indenture)**

  25.2      T-1 Statement of Eligibility (subordinated indenture)**

* Incorporated herein by reference to Exhibit 1.1 to the Form 6-K of DryShips Inc. filed with the SEC on October 15, 2007.

** To be filed either as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 of the Registrant and incorporated by reference into this Registration Statement.

*** Incorporated herein by reference to Exhibit 4 to the Registration Statement of DryShips Inc. on Form F-1 (Registration No. 333-122008) filed with the SEC on January 31, 2005.

**** Previously filed as exhibits to the Registration Statement of DryShips Inc.
     on Form F-3 ASR (Registration No. 333-146549) filed with the SEC on October 5, 2007.

Item 10. Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, unless the information required to be included is to contained in reports filed with or furnished to the Commission that are incorporated by reference in this Registration Statement or is contained in a form of prospectus filed pursuant to Rule 424(b) under the Securities Act that is part of this Registration Statement,

       (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 under the Securities Act of 1933 if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

  (5) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement.

  (6) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this Registration Statement for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

  (7) The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

       (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

       (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

      (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

       (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

  (8) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (9) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

  (10) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules an regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Athens, Country of Greece, on October 17, 2007.

                                        DRYSHIPS INC.



                                        /s/ George Economou
                                        By: George Economou
                                        Title: Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature                                 Title                     Date
---------                                 -----                     ----

/s/ George Economou        Director, Chairman, President,     October 17, 2007
George Economou            Chief Executive Officer and
                           Interim Chief Financial Officer
                           (Principal Executive Officer
                           and Principal Financial Officer)


/s/ Aristeidis Ioannidis   Director                           October 17, 2007
Aristeidis Ioannidis


/s/ Angelos Papoulias      Director                           October 17, 2007
Angelos Papoulias

/s/ George Demathas        Director                           October 17, 2007
George Demathas


/s/ George Xiradakis       Director                           October 17, 2007
George Xiradakis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

                                PUGLISI & ASSOCIATES


                                /s/ Donald J. Puglisi
                                By: Donald J. Puglisi
                                Title: Managing Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

HYDROGEN SHIPPING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES


/s/ Donald J. Puglisi
By: Donald J. Puglisi
Title: Managing Director



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

OXYGEN SHIPPING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES


/s/ Donald J. Puglisi
By: Donald J. Puglisi
Title: Managing Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

ANNAPOLIS SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES


/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

HELIUM SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

BLUEBERRY SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

SILICON SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director



AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

LANCAT SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

TOLAN SHIPPING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

MALVINA SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.




PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

ARLETA NAVIGATION COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

SELMA SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.



PUGLISI & ASSOCIATES


/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

ROYERTON SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

SAMSARA SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

LANSAT SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

FARAT SHIPPING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

MADRAS SHIPPING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

IGUANA SHIPPING COMPANY LIMITED






/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

BORSARI SHIPPING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

ONIL SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

ZATAC SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

FABIANA NAVIGATION COMPANY LIMITED


/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

FAGO SHIPPING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

FELICIA NAVIGATION COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

KARMEN SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

THELMA SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

CELINE SHIPPING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

SEAVENTURE SHIPPING LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007


TEMPO MARINE COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

STAR RECORD OWNING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

HUMAN OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.



PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

CLASSICAL OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007



PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

MATERNAL OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

PATERNAL OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.



PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

ARGO OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.



PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director
                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

REA OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

GAIA OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

KRONOS OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

TROJAN MARTIME COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

ATLAS OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

DIONE OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

PHOEBE OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.



PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

URANUS OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

ROSCOE MARINE LIMITED


/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES



/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

MONTEAGLE SHIPPING S.A.




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on October 17, 2007.

PLANTAN SHIPPING COMPANY LIMITED



/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

SELENE OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

TETHYS OWNING COMPANY LIMITED





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

IOLI OWNING COMPANY LIMITED




/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.


PUGLISI & ASSOCIATES





/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on October 17, 2007.

WEALTH MANAGEMENT INC.





/s/ Joseph Cefai
Name: Joseph Cefai
Title: Sole Director


AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on October 17, 2007.

PUGLISI & ASSOCIATES




/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director

EXHIBIT INDEX

Exhibit
Number         Description
--------------------------------------------------------------------------------

   1.1         Form of Sales Agreement*

   1.2         Underwriting Agreement (for equity securities)**

   1.3         Underwriting Agreement (for debt securities)**

   4.1         Form of Common Stock Certificate***

   4.2         Preferred Share Certificate**

   4.3         Form of Debt Securities Indenture****

   5.1 Form of Opinion of Seward & Kissel LLP, United States and Marshall Islands counsel to the Company as to the validity of the common stock, preferred stock, debt securities, warrants, purchase contracts and units****

   8.1 Form of Opinion of Seward & Kissel LLP, with respect to certain tax matters****

  23.1         Consent of Seward & Kissel LLP (included in Exhibit 5.1)****

  23.2         Consent of Independent Registered Public Accounting Firm****

    24         Power of Attorney (contained in signature page)

  25.1         T-1 Statement of Eligibility (senior indenture)**

  25.2         T-1 Statement of Eligibility (subordinated indenture)**

* Incorporated herein by reference to Exhibit 1.1 to the Form 6-K of DryShips Inc. filed with the SEC on October 15, 2007

** To be filed either as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934 of the Registrant and incorporated by reference into this Registration Statement.

*** Incorporated herein by reference to Exhibit 4 to the Registration Statement of DryShips Inc. on Form F-1 (Registration No. 333-122008) filed with the SEC on January 31, 2005.

**** Previously filed as exhibits to the Registration Statement of DryShips Inc.
     on Form F-3 ASR (Registration No. 333-146549) filed with the SEC on October 5, 2007.

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